Scudder
U.S. Treasury
Money Fund

Semiannual Report
December 31, 1997

Pure No-Load(TM) Funds


A money market fund investing in short-term U.S. government securities and repurchase agreements. For investors seeking current income plus safety, liquidity and stability of capital.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                        Scudder U.S. Treasury Money Fund


--------------------------------------------------------------------------------
Date of Inception: 11/23/81  Total Net Assets as of         Ticker Symbol: SCGXX
                            12/31/97: $412.4 million
--------------------------------------------------------------------------------


o Scudder U.S. Treasury Money Fund provided total returns of 2.37% for the six months ended December 31, 1997, and 4.67% for the year.

o The Fund's 30-day net annualized yield at the end of December 1997 was 4.72%.

o As inflation fears cooled and it became apparent that the Fed would maintain its hands-off policy on interest rates, we gradually extended the Fund's average maturity.



                                Table of Contents

   2  Letter from the Fund's President     12  Notes to Financial Statements
   4  Portfolio Management Discussion      14  Shareholder Meeting Results
   7  Investment Portfolio                 16  Officers and Trustees
   8  Financial Statements                 17  Investment Products and Services
  11  Financial Highlights                 18  Scudder Solutions


                      2 - Scudder U.S. Treasury Money Fund

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. economy -- buoyed by moderate growth, strong employment, low inflation and healthy corporate profits -- continued to enjoy strong performance over the first six months of Scudder U.S. Treasury Money Fund's 1998 fiscal year. In fact, the U.S. economy can now lay claim to one of the longest expansions on record -- 6 1/2 years -- a growth trend which we believe shows no sign of ending soon.

     Throughout the period, stocks were on an upward climb, thanks to strong positive fundamentals in the U.S. economy. On the fixed-income front, markets benefited from several positive forces, including declining inflation, lower federal deficits and a strong dollar.

     Although inflation remains under control, there is still a chance that the Federal Reserve Board could raise interest rates in the coming months, which would quickly affect market returns. This conclusion is based on the belief that the Federal Reserve Board could view the tight labor market as a potential inflation danger (unemployment levels are at a 25-year low) and that the economy's underlying strength may lead to even stronger growth.

     If such a scenario comes to pass, we believe you can rest assured that your Fund offers a safe haven from market volatility. Your Fund seeks to maintain a stable $1.00 share price -- no matter what the market conditions -- through investment in short-maturity and high-quality money market securities.

     Our long-term outlook for inflation, interest rates and the fixed-income markets remains positive overall, based on a number of structural trends, including global deregulation and the impact of technology on the manufacture and distribution of products and services. We invite you to review the Fund manager's commentary in the attached report. The following pages contain important information about the Fund's investment activity over the past six months, as well as the manager's outlook for the coming year.

     Finally, it should be noted that, as of January 1, 1998, your Fund has a new management team, Frank J. Rachwalski, Jr. and John W. Stuebe. We are pleased that they are bringing their extensive knowledge and experience to the Fund.

     Thank you for choosing Scudder U.S. Treasury Money Fund to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call Investor Relations at 1-800-225-2470, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder U.S. Treasury Money Fund


                      3 - Scudder U.S. Treasury Money Fund

                         Portfolio Management Discussion

Dear Shareholders,

Fueled by a near-perfect economic environment, the broader U.S. stock market continued its record run during the first six months of your Fund's 1998 fiscal year, experiencing only short-lived setbacks along the way.

Encouraged, too, by relatively stable interest rates and low inflation -- and undoubtedly heartened by the declining government budget deficit, which is currently at a 20-year low -- bonds ended the year with solid, though not stellar, performance.

The stock market's fresh gains -- which come on top of significant increases in 1995 and 1996 -- leave many investors wary of what might come next. Uncertainty in the bond market in the months ahead remains a given as well, as investors keep a close watch on inflation and the Federal Reserve Board's actions.

During this period of record growth -- and uncertainty in the fixed-income markets -- your Fund's investments in short-term, high quality securities provided a balance to more aggressive stock and bond holdings. Scudder U.S. Treasury Money Fund maintained its $1.00 share price throughout the period and was able to provide a positive total return of 2.37% for the six months ended December 31, 1997, and a total return of 4.67% for the year. The Fund's 30-day net annualized yield at the end of December was 4.72%.

                           Average Maturity Gradually
                              Extended To Capture
                                  Higher Yields

During the course of the year, we kept a watchful eye on the Federal Reserve Board, in anticipation of further interest rate hikes. (The Fed raised the federal funds rate -- a key short-term interest rate -- in March, but left rates untouched for the remainder of the year). As inflation fears cooled and it became apparent that the Fed would maintain its hands-off policy on interest rates, we gradually extended the Fund's average maturity.

Shorter maturities are generally sought for the stability and liquidity they can provide -- the primary goals of Scudder U.S. Treasury Money Fund. Yet, in a relatively stable interest rate environment, we seek out longer maturities, which tend to offer higher yields in exchange for slightly higher risk. In contrast, when we expect interest rates to rise, we typically shorten the portfolio's average maturity, so that issues coming due can be reinvested at higher rates.

Early in 1997, Scudder elected to discontinue having your Fund rated by independent agencies such as Standard & Poor's Corporation. In the past, the Fund sought and achieved the highest rating (AAAm), in part by restricting the average maturity of the portfolio.

Your Fund now has the ability to extend to an average maturity of 90 days and take advantage of the slightly higher yields on longer-maturity money market instruments. Previously, when seeking a AAAm rating by Standard & Poor's, the

                      4 - Scudder U.S. Treasury Money Fund

Fund had to limit the average maturity of its holdings to 60 days.

In early July (the beginning of the Fund's fiscal year), the Fund's average maturity stood at 53 days. We gradually extended the average maturity of the portfolio to between 75 and 85 days -- it remained within that range for much of the third and fourth quarters. We did, however, pull back slightly on the Fund's average maturity at year-end -- not for any economic reason, but rather to maintain liquidity. This, of course, was a seasonal consideration -- we anticipated heavier than normal cash flows out of the Fund, as investors withdrew money for holiday shopping, tax payments or credit card bills.

We have subsequently returned the Fund's average maturity closer to the upper limits of its maturity range. Of course, the Fund's average maturity remains in line with its objective of price stability and liquidity.

                              A Flexible Portfolio

As always, your Fund's portfolio consists of a varied mix of U.S. government securities, including Treasury notes and bills, as well as repurchase agreements backed by U.S. Treasury obligations.

Repurchase agreements often offer higher yields than Treasury securities. Unlike Treasury securities, however, repurchase agreements may increase the tax liability for our shareholders. While dividends derived from Treasury securities may be exempt from state and local taxes, income earned on repurchase agreements is taxable at the state and local level.

At the end of June, we maintained a fairly small position in repurchase agreements (less than 6% of Fund assets) to minimize taxes. Throughout much of last year, however, yields of Treasury securities trailed those of repurchase agreements -- creating a drag on Fund performance. To boost the Fund's yield, we gradually increased our weighting in repurchase agreements beginning in the third quarter. At the end of December, repurchase agreements accounted for 35% of the portfolio.

                              Uncertain Investment
                                  Climate Ahead

Looking ahead, we believe that interest rates are likely to remain flat, as the economy continues on its slow, steady, non-inflationary growth path. While this scenario is extremely positive for the long term, it is unlikely that 1998 will see a repeat of the last three years' outstanding stock market performance.

Consensus estimates call for a modest 2.5% growth in gross domestic product. The meltdown in many smaller Asian economies and growing problems in Japan may hold back growth in the U.S. to that level. Weaker markets for exports and competition from cheaper foreign goods sold in devalued currencies will provide a head wind in the near term. In fact, Southeast Asia's problems may reverberate throughout the world for some time, bringing volatility to both the stock and bond markets.


                      5 - Scudder U.S. Treasury Money Fund

Another potential bump in the road to lower interest rates -- and continued bond market strength -- are growing problems among Japanese banks that may cause them to sell sizable amounts of their massive U.S.
bond portfolios.

In an uncertain investment climate such as this, your Fund offers the safety and stability of short-term, high quality money market instruments. We continue to believe in the value of owning a money market fund, like Scudder U.S. Treasury Money Fund, as part of a well-diversified portfolio.

Sincerely,

Your Portfolio Management Team


/s/David B. Wines             /s/Debra A. Hanson

David B. Wines                Debra A. Hanson


/s/K. Sue Cote

K. Sue Cote



                      6 - Scudder U.S. Treasury Money Fund

            Investment Portfolio as of December 31, 1997 (Unaudited)

                                                                                             Principal
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 35.0%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5%, to be repurchased at $60,021,666 on 1/2/98, collateralized by a $58,925,000
  U.S. Treasury Bond, 6.625%, 4/30/02 ...................................................     60,000,000            60,000,000
Repurchase Agreement with Salomon Brothers dated 12/31/97 at 6.7%, to be repurchased at $60,022,334 on 1/2/98, collateralized by a $63,870,000
  U.S. Treasury Bill, 10/15/98 ..........................................................     60,000,000            60,000,000
Repurchase Agreement with State Street Bank and Trust Company dated 12/31/97 at 6%, to be repurchased at $21,852,282 on 1/2/98, collateralized by a
  $20,305,000 U.S. Treasury Bond, 7.875%, 11/15/07 ......................................     21,845,000            21,845,000
------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $141,845,000)                                                                    141,845,000
------------------------------------------------------------------------------------------------------------------------------

U. S. Treasury Obligations 65.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 1/8/98 ..............................................................     15,000,000            14,983,337
U.S. Treasury Bill, 1/15/98 .............................................................     30,000,000            29,937,882
U.S. Treasury Bill, 1/22/98 .............................................................     30,000,000            29,908,681
U.S. Treasury Bill, 2/5/98 ..............................................................     15,000,000            14,925,728
U.S. Treasury Bill, 2/12/98 .............................................................     10,000,000             9,941,632
U.S. Treasury Bill, 2/19/98 .............................................................     15,000,000            14,891,557
U.S. Treasury Bill, 2/26/98 .............................................................     30,000,000            29,760,319
U.S. Treasury Bill, 3/5/98 ..............................................................     10,000,000             9,911,100
U.S. Treasury Bill, 4/23/98 .............................................................     20,000,000            19,680,000
U.S. Treasury Bill, 7/23/98 .............................................................     10,000,000             9,706,000
U.S. Treasury Note, 5.125%, 3/31/98 .....................................................     20,000,000            19,984,400
U.S. Treasury Note, 6.125%, 3/31/98 .....................................................     10,000,000            10,015,600
U.S. Treasury Note, 5.875%, 4/30/98 .....................................................      5,000,000             5,006,250
U.S. Treasury Note, 5.125%, 6/30/98 .....................................................     10,000,000             9,985,900
U.S. Treasury Note, 5.25%, 7/31/98 ......................................................     15,000,000            14,974,200
U.S. Treasury Note, 4.75%, 8/31/98 ......................................................     15,000,000            14,915,550
U.S. Treasury Note, 4.75%, 9/30/98 ......................................................      5,000,000             4,968,750
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $263,482,269)                                                                263,496,886
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $405,327,269) (a)                                                       405,341,886
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $405,327,269. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $14,617. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $42,030 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $27,413.

    The accompanying notes are an integral part of the financial statements.


                      7 - Scudder U.S. Treasury Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of December 31, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (including repurchase agreements of
                    $141,845,000) (cost $405,327,269) ...................................   $ 405,341,886
                 Cash ...................................................................       1,073,840
                 Receivable on Fund shares sold .........................................       8,008,355
                 Interest receivable ....................................................       1,128,064
                 Other assets ...........................................................           8,364
                                                                                            ----------------
                 Total assets ...........................................................     415,560,509
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .......................................       2,697,774
                 Dividends payable ......................................................         137,949
                 Accrued management fee .................................................          64,194
                 Other payables and accrued expenses ....................................         252,977
                                                                                            ----------------
                 Total liabilities ......................................................       3,152,894
                --------------------------------------------------------------------------------------------
                 Net assets, at value ...................................................   $ 412,407,615
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments .............................          14,617
                 Paid-in capital ........................................................     412,392,998
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $ 412,407,615
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($412,407,615 / 412,391,026 outstanding shares of beneficial            ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ....           $1.00
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      8 - Scudder U.S. Treasury Money Fund

                             Statement of Operations
                 six months ended December 31, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Interest ...............................................................   $  10,807,689
                                                                                            -----------------
                 Expenses:
                 Management fee .........................................................       1,020,384
                 Services to shareholders ...............................................         759,184
                 Custodian and accounting fees ..........................................          55,752
                 Trustees' fees and expenses ............................................          16,744
                 Reports to shareholders ................................................          46,184
                 Registration fees ......................................................          28,937
                 Auditing ...............................................................          16,744
                 Legal ..................................................................           9,568
                 Other ..................................................................          14,404
                                                                                            -----------------
                 Total expenses before reductions .......................................       1,967,901
                 Expense reductions .....................................................        (641,401)
                                                                                            -----------------
                 Expenses, net ..........................................................       1,326,500
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          9,481,189
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments during the period ..............          15,357
                 Net unrealized appreciation (depreciation) on investments
                    during the period ...................................................         (12,219)
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                     3,138
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   9,484,327
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      9 - Scudder U.S. Treasury Money Fund

                       Statements of Changes in Net Assets

                                                                              Six Months
                                                                                 Ended
                                                                             December 31,       Year Ended
                                                                                 1997            June 30,
Increase (Decrease) in Net Assets                                             (Unaudited)          1997
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .....................................  $   9,481,189     $  18,799,612
               Net realized gain from investment transactions ............         15,357                --
               Net unrealized appreciation (depreciation) on
                  investments during the period ..........................        (12,219)           38,151
                                                                            ----------------  ---------------
               Net increase in net assets resulting from operations ......      9,484,327        18,837,763
               Distributions to shareholders:
               From net investment income ................................     (9,481,189)      (18,799,612)
                                                                            ----------------  ---------------
               From net realized gains from investment transactions ......        (15,357)           (2,458)
                                                                            ----------------  ---------------
               Fund share transactions at net asset value
                  of $1.00 per share:
               Shares sold ...............................................    456,060,994       846,157,354
               Shares issued to shareholders in reinvestment
                  distributions ..........................................      8,594,577        16,784,285
               Shares redeemed ...........................................   (450,832,791)     (860,582,122)
                                                                            ----------------  ---------------
               Net increase in net assets from Fund share transactions ...     13,822,780         2,359,517
                                                                            ----------------  ---------------
               Increase in net assets ....................................     13,810,561         2,395,210
               Net assets at beginning of period .........................    398,597,054       396,201,844
                                                                            ----------------  ---------------
               Net assets at end of period ...............................  $ 412,407,615     $ 398,597,054
                                                                            ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder U.S. Treasury Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                Six Months
                                   Ended
                                December 31,
                                    1997                                      Years Ended June 30,
                                (Unaudited)  1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of    ---------------------------------------------------------------------------------------------------
   period ...................     $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                 ---------------------------------------------------------------------------------------------------
Net investment income .......       .023      .045     .048     .046     .027     .027     .044     .065     .075     .074     .055
Less distributions from net
   investment income and
   net realized gains
   on investment
   transactions (a) .........      (.023)    (.045)   (.048)   (.046)   (.027)   (.027)   (.044)   (.065)   (.075)   (.074)   (.055)
Net asset value, end             ---------------------------------------------------------------------------------------------------
   of period ................     $1.000    $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ............       2.37**    4.58     4.91     4.70     2.74     2.74     4.48     6.71     7.74     7.66     5.69
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) .............        412       399      396      383      383      305      299      272      198      167      154
Ratio of operating expenses,
   net to average daily net
   assets (%) ...............        .65*      .65      .65      .65      .65      .65      .65      .82      .98     1.01     1.04
Ratio of operating expenses
   before expense reductions,
   to average daily net
   assets (%) ...............        .96*      .94      .92      .90      .90      .85      .85      .91      .98     1.01     1.04
Ratio of net investment
   income to average
   daily net assets (%) .....       4.65*     4.49     4.80     4.61     2.75     2.69     4.31     6.37     7.46     7.41     5.54

(a) Net realized capital gains were less than 6/10 of 1(cents)per share.
*   Annualized
**  Not annualized


                      11 - Scudder U.S. Treasury Money Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Money market instruments purchased with original maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Debt securities for which market quotations are readily available and which have original maturities of sixty-one days or more from the date of valuation are valued at market. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. Repurchase agreements are valued at cost which, when combined with accrued interest receivable, approximates market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis (which in most instances, is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.


                      12 - Scudder U.S. Treasury Money Fund

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of its average daily net assets computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed not to impose all or a portion of its management fee until October 31, 1998, and during such period to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets. Accordingly, for the six months ended December 31, 1997, the Adviser did not impose a portion of its fees amounting to $641,401, and the portion imposed amounted to $378,983.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SSC aggregated $353,266, of which $57,068 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by STC aggregated $293,303, of which $50,894 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $24,865, of which $4,158 is unpaid at December 31, 1997.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1997, Trustees' fees aggregated $16,744.


                      13 - Scudder U.S. Treasury Money Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder U.S. Treasury Money Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

           For             Against           Abstain        Broker Non-Votes*
           ---             -------           -------        -----------------

       185,121,475        13,145,641        8,381,041               0

2.    To elect Trustees.

                                                                    Number of Votes:
                                                                    ----------------

                            Trustee                          For                      Withheld
                            -------                          ---                      --------

               Henry P. Becton, Jr.                      196,129,126                 10,519,031

               Dawn-Marie Driscoll                       196,106,762                 10,541,394

               Peter B. Freeman                          196,066,230                 10,581,927

               George M. Lovejoy, Jr.                    196,233,918                 10,424,239

               Dr. Wesley W. Marple, Jr.                 196,185,648                 10,462,509

               Daniel Pierce                             196,063,077                 10,585,080

               Kathryn L. Quirk                          195,786,753                 10,861,404

               Jean C. Tempel                            196,156,788                 10,491,369


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

           For             Against          Abstain        Broker Non-Votes*
           ---             -------          -------        -----------------

       213,594,042        29,362,598       15,157,990           610,257


                     14 - Scudder U.S. Treasury Money Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:

           For             Against         Abstain         Broker Non-Votes*
           ---             -------         -------         -----------------

       220,900,548        22,974,105      14,850,235               0

5. To approve the revision of certain fundamental investment policies.


                                                                                   Number of Votes:
                                                                                   ----------------

                                                                                                                   Broker
                      Fundamental Policies                      For            Against           Abstain         Non-Votes*
                      --------------------                      ---            -------           -------         ----------

               5.1   Diversification                        171,344,086       20,409,917       14,894,154            0

               5.2   Borrowing                              170,764,911       20,989,092       14,894,154            0

               5.3   Senior securities                      171,171,869       20,582,134       14,894,154            0

               5.4   Concentration                          171,116,239       20,637,764       14,894,154            0

               5.5   Underwriting of securities             170,978,235       16,662,091       19,007,831            0

               5.6   Investment in real estate              170,948,239       16,703,632       18,996,286            0

               5.7   Purchase of physical
                     commodities                            170,617,638       16,857,341       19,119,178            0

               5.8   Lending                                170,908,393       16,644,325       19,095,439            0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

        190,434,315                 4,188,931                  12,024,911

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                     15 - Scudder U.S. Treasury Money Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee

Dawn-Marie Driscoll
Trustee; Attorney and Corporate
Director

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David B. Wines*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                     16 - Scudder U.S. Treasury Money Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      17 - Scudder U.S. Treasury Money Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      18 - Scudder U.S. Treasury Money Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      19 - Scudder U.S. Treasury Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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